3rd Quarter 2018 Supplemental Earnings Information dril-quip.com | NYSE: DRQ Exhibit 99.2

Cautionary Statement Forward-Looking Statements The information furnished in this presentation contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements include goals, projections, estimates, expectations, market outlook, forecasts, plans and objectives, including revenue and new product revenue and other projections, acquisition opportunities, forecasted supply and demand, liquidity, cost savings, and share repurchases and are based on assumptions, estimates and risk analysis made by management of Dril-Quip in light of its experience and perception of historical trends, current conditions, expected future developments and other factors. No assurance can be given that actual future results will not differ materially from those contained in the forward-looking statements in this presentation. Although Dril-Quip believes that all such statements contained in this presentation are based on reasonable assumptions, there are numerous variables of an unpredictable nature or outside of Dril-Quip’s control that could affect Dril-Quip’s future results and the value of its shares. Each investor must assess and bear the risk of uncertainty inherent in the forward-looking statements contained in this presentation. Please refer to Dril-Quip’s filings with the SEC for additional discussion of risks and uncertainties that may affect Dril-Quip’s actual future results. Dril-Quip undertakes no obligation to update the forward-looking statements contained herein. Use of Non-GAAP Financial Measures Adjusted Net Income, Adjusted Diluted EPS, Adjusted EBITDA and Free Cash Flow are non-GAAP measures. Adjusted Net Income and Adjusted Diluted EPS are defined as net income (loss) and earnings per share, respectively, excluding the impact of foreign currency gains or losses as well as other significant non-cash items and certain charges and credits. Adjusted EBITDA is defined as net income excluding income taxes, interest income and expense, depreciation and amortization expense, non-cash gains or losses from foreign currency exchange rate changes as well as other significant non-cash items and items that can be considered non-recurring. Free Cash Flow is defined as net cash provided by operating activities less net cash used in the purchase of property, plant and equipment. We believe that these non-GAAP measures enable us to evaluate and compare more effectively the results of our operations period over period and identify operating trends by removing the effect of our capital structure from our operating structure.  In addition, we believe that these measures are supplemental measurement tools used by analysts and investors to help evaluate overall operating performance, ability to pursue and service possible debt opportunities and make future capital expenditures.  These measures do not represent funds available for our discretionary use and are not intended to represent or to be used as a substitute for net income or net cash provided by operating activities, as measured under U.S. generally accepted accounting principles.  Non-GAAP financial information supplements should be read together with, and are not an alternative or substitute for, our financial results reported in accordance with GAAP. Because non-GAAP financial information is not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measure can be found on slides 21-22.

Dril-Quip Investment Highlights Leading Manufacturer of Highly Engineered Drilling & Production Equipment Technically Innovative Products & First-class Service Strong Financial Position Historically Superior Margins to Peers Experienced Management Team

Product & Service Offerings Subsea Equipment Subsea Wellheads Mudline Suspension Systems Surface Equipment Specialty Connectors Subsea Production Trees Subsea Manifolds Subsea Control Systems Production Risers Production Riser Tensioners Platform Wellheads Platform Production Trees Downhole Tools Liner Hangers Specialty DH Tools Offshore Rig Equipment Wellhead Connectors Diverters Aftermarket Services Production Packers Safety Valves Drilling Risers Reconditioning Rental Tools Technical Advisory

Revenue Mix By Product and Service Segment By Geographic Area FY 2017 Total Revenue: $455 million 3Q 2018 YTD Total Revenue: $287 million

Snapshot $MM

Q3 2018 Highlights Generated $93.3 million of revenue, above the high end of guidance range of $80 - $90 million Reported a net loss of $10.4 million, or $0.28 loss per diluted share, including restructuring costs of $3.7 million Incurred an adjusted net loss of $7.4 million excluding restructuring costs, or $0.20 loss per diluted share Generated net cash provided by operating activities of $9.1 million Reported cash on hand of $424.1 million as of September 30, 2018 Completed $100 million share repurchase program in October 2018 Maintained clean balance sheet with no debt as of September 30, 2018 Progressed Sea Lion Phase I to frame agreement Achieved $13.5 million of targeted $40 - $50 million of annualized cost reductions

Market Update Signs of increased bidding and service activity; oil price & rig environments improving but remain uncertain Signed frame agreement with a current estimated value of $207 million with Premier Oil for the subsea production equipment for Sea Lion Phase I Repsol’s Ca Rong Do (CRD) project continues to experience delays – Letter of Award extended through March 2019

+ 6.6 + 1.9 Global Supply & Demand Through 2030 Global oil supply growth 2017-2030 mmb/d Crude & condensate = 81.8 87.8 Net change 2017-2030 + 1.2 + 3.7 - 7.5 Already-discovered fields make up 85% of pre-FID deepwater production by 2030 New Deepwater Project Sanctions Necessary to Satisfy Long-Term Demand Unsanctioned projects Source: McKinsey Energy Insights

Evolving View of Timeline for Deepwater Recovery Global offshore wells drilled Number of wells % Deepwater well CAGR 2% CAGR ’17-’30 Percent 6% +2% p.a. +7% p.a. +5% p.a. Deepwater Market Recovery Expected to be Gradual Until 2020 Source: McKinsey Energy Insights

Well-Positioned to Serve Offshore Markets Deepwater wells drilled by region (Number of wells) 1 Includes all America except for Brazil and US GoM, with larger markets being Mexico, Colombia, Guyana, Trinidad & Tobago, and Venezuela Key Operating Hub Source: McKinsey Energy Insights Sales and/or Service Sales representatives

Executing Our Strategy Research & Development LEAN Implementation & Advanced Product Quality Planning (APQP) Commercial Excellence Supply Chain Streamline Organization Structure Champion Cost-Effective Operating Model Achieve Scalability Adopt Best Source Approach Expand Existing Market Share Capture New Product and New Customer Revenue Organization Optimization Leverage Product Differentiation Reduce Fixed Cost Base Develop Centralized Model Pursue Value & Solution Selling Focus on Operational Excellence

R&D is Key to Achieving Commercial Excellence Developing innovative products that structurally reduce total installed costs Expanding product portfolio to increase markets and market share Presented with OTC Spotlight on New Technology award for BigBore-IIe Wellhead System, DXe Wellhead Connector, and HFRe Hands-Free Drilling Riser BigBore-IIe Wellhead DXe Wellhead Connector HorizontalBore Subsea Tree HFRe Hands-Free Drilling Riser Concentric Monobore Tree

Executing on Commercial Excellence Targeting $100 million in new product revenue by 2021 Award-Winning R&D Efforts Driving New Product Revenue Subsea Production Systems DXe Connector Large customer standardizing on BB- IIe wellhead with DXe profile R&D efforts served as key element for Sea Lion LOI Emerging as the standard profile for HPHT wellhead connectors BigBore IIe Connector profile licensed to three large peers

Overview of the Business Transformation Structured Approach to Improve Cost Performance Across All Areas EBITDA Improvement – $40-50 million by YE2019 in run rate enhancement across all elements of cost structure Broad Workforce Engagement – including distributed initiative ownership and frontline idea generation Organized Transformation Infrastructure – systematically optimizing all cost elements with broad workforce engagement

Sustainable Cost-Saving Initiatives Manufacturing Supply chain SG&A Engineering and R&D Optimize footprint Implement lean practices Improve operational discipline Improve sourcing practices Consolidate supply base Optimize G&A functions Leverage global footprint Rationalize structure and support levels Business transformation workstreams and example focus areas (not comprehensive) Significant progress to date $11 million reduction in labor workforce $1+ million in supplier renegotiations $1 million reduction in rented facility footprint $0.5 million run-rate plus $2 million one-time benefits optimization Over 70 quick win initiatives in implementation Full transformation pipeline: 350+ initiatives Expecting $15+ Million of Recurring Cost Savings in Place by the End of 2018

Liquidity Allocation Strategy ($ millions) Internal Cash 424 ABL Credit Facility 56 Available Liquidity 480 SOURCES Notes Balances as of September 30, 2018 ABL put in place on February 23, 2018 Shelf registration statement filed on February 27, 2018 for general planning purposes ($ millions) Support R&D 50 – 100 Fund Upturn & Key Projects 150 – 200 Pursue Complementary Acquisitions 50 – 100 Liquidity in Place to Support Growing Market Share POTENTIAL USES

2018 Outlook & 2019 Targeted Cost Savings Streamlining Structural Cost Base to Operate in Current Environment Q4 2018 Revenue $80 - $90 million Adj. EBITDA Near Breakeven for Q4 2018 Due to Realized Cost Savings Actions Full-year 2018 Revenue $365 - $375 million Annualized Cost Savings in place by YE2019 $40 - $50 million Annualized Cost Savings in place by Q3 2018 $13.5 million

Appendix

Income Statement Dril-Quip, Inc. Comparative Condensed Consolidated Income Statement (Unaudited)                   Three months ended     September 30, 2018   June 30, 2018   September 30, 2017     (In thousands, except per share data) Revenues:             Products $ 63,246     $ 64,719     $ 75,885     Services 30,011     30,142     24,461     Total revenues 93,257     94,861     100,346   Costs and expenses:             Cost of sales 65,630     69,443     63,050     Selling, general and administrative 31,566     23,739     27,985     Engineering and product development 10,159     10,526     10,379     Impairment and other charges —     —     60,968     Gain on sale of assets (14)   (5,099)   9     Total costs and expenses 107,341     98,609     162,391   Operating income (loss) (14,084)   (3,748)   (62,045) Interest income 1,893     2,275     957   Interest expense (195)   (151)   (12) Income tax provision (benefit) (2,028)   1,418     (31,840) Net income (loss) $ (10,358)   $ (3,042)   $ (29,260)               Earnings (loss) per share $ (0.28)   $ (0.08)   $ (0.78) Depreciation and amortization $ 8,724     $ 9,001     $ 9,518   Capital expenditures $ 7,078     $ 9,034     $ 6,627

Balance Sheet Dril-Quip, Inc. Comparative Condensed Consolidated Balance Sheets (Unaudited)               September 30, 2018   December 31, 2017     (In thousands) Assets:         Cash and cash equivalents $ 424,053     $ 493,180     Other current assets 473,397     515,369     PP&E,net 292,667     284,247     Other assets 102,642     107,009     Total assets $ 1,292,759     $ 1,399,805             Liabilities and Stockholders' Equity:         Current liabilities $ 68,262     $ 99,911     Long-term debt —     —     Deferred taxes 3,211     3,432     Income Taxes 28,029     —     Other long-term liabilities 2,001     2,001     Total liabilities 101,503     105,344     Stockholders' equity 1,191,256     1,294,461     Total liabilities and stockholders' equity $ 1,292,759     $ 1,399,805

Non-GAAP Financial Measures Dril-Quip, Inc. Unaudited Non-GAAP Financial Measures                     Adjusted Net Income and EPS: Three months ended   September 30, 2018   June 30, 2018   September 30, 2017     Effect on net income (after-tax) Impact on diluted earnings per share   Effect on net income (after-tax) Impact on diluted earnings per share   Effect on net income (after-tax) Impact on diluted earnings per share     (In thousands, except per share data) Net income (loss) $ (10,358) $ (0.28)   $ (3,042) $ (0.08)   $ (29,260) $ (0.78)                     Adjustments (after tax):                   Reverse the effect of foreign currency 32   —     (1,703) (0.05)   308   0.01     Add back restructuring costs 2,959   0.08     —   —     35,876   0.96     Less gain on sale of assets (11) —     (4,028) (0.11)   —   —     Less one-time tax adjustments —   —     —   —     (6,075) (0.16)   Add back severance payments —   —     —   —     942   0.03   Adjusted net income (loss) $ (7,378) $ (0.20)   $ (8,773) $ (0.24)   $ 1,791   $ 0.06

Non-GAAP Financial Measures Free Cash Flow: Three months ended     September 30, 2018 June 30, 2018 September 30, 2017     (In thousands) Net cash provided by operating activities $ 9,141   $ 12,078   $ 36,035   Less:         Purchase of property, plant and equipment (7,078) (9,034) (6,627) Free Cash Flow $ 2,063   $ 3,044   $ 29,408       Three months ended Adjusted EBITDA: September 30, 2018 June 30, 2018 September 30, 2017     (In thousands) Net Income (Loss) $ (10,358) $ (3,042) $ (29,260) Add:         Interest (income) expense (1,698) (2,124) (945)   Income tax expense (benefit) (2,028) 1,418   (31,840)   Depreciation and amortization expense 8,724   9,001   9,518     Restructuring costs 3,745   —   —     Impairment and other charges —   —   60,968     Gain on sale of assets (14) (5,099) —     Foreign currency loss (gain) 41   (2,155) 380     Severance costs —   —   1,163     Stock compensation expense 2,366   3,611   3,694   Adjusted EBITDA $ 778   $ 1,610   $ 13,678

Capital Expenditures $ mm Annual Maintenance Capex ~$15 - $20 million Note: Sum of components may not foot due to rounding.

Backlog $ mm 70% – 80% of year-end 2017 backlog expected to convert to revenue in twelve months or less Bookings require shorter lead times due to available capacity and inventory on hand Uncertainty of oil prices placing downward pressure on bookings Note: The backlog data shown above includes all bookings as of September 30, 2018, including contract awards and signed purchase orders for which the contracts would not be considered enforceable under ASC 606. Note: Sum of components may not foot due to rounding.

Financial Metric Definitions Market Capitalization = Share Price x Total Shares Outstanding Enterprise Value = Market Capitalization + Debt – Cash and Cash Equivalents Non-cash Working Capital = (Current Assets – Cash) – Current Liabilities Book Value / Share = Total Shareholders’ Equity / Total Shares Outstanding Cash / Share = Cash & Cash Equivalents / Total Shares Outstanding Non-cash Working Capital (WC) / Share = Noncash Working Capital / Total Shares Outstanding Total Debt / Capitalization = Total Debt (Short-term + Long-term) / (Total Debt + Total Shareholders’ Equity)